VAN KAMPEN UNIT TRUSTS, SERIES 556

      COHEN & STEERS MASTER MUNICIPAL INCOME PORTFOLIO - NATIONAL SERIES 4

                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 9, 2006

         Notwithstanding anything to the contrary in the prospectus, the section titled "Public Offering--Reducing Your Sales Charge--Employees" on page A-8 is replaced in its entirety by the following: "Employees, officers and directors (including their spouses and children under 21 living in the same household, and trustees, custodians or fiduciaries for the benefit of such persons) of Van Kampen Funds Inc. and its affiliates, and, when permitted, dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession."

Supplement Dated:  April 27, 2006